EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John M. Cochrane, Senior Vice President and Interim Chief Financial Officer of PMA Capital Corporation, do hereby certify that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, the information contained in the Annual Report of PMA Capital Corporation on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMA Capital Corporation.

/s/ John M. Cochrane
John M. Cochrane
Senior Vice President and
Interim Chief Financial Officer
March 16, 2010